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Exhibit 99.4

SECURITIES PLEDGE AGREEMENT

        THIS SECURITIES PLEDGE AGREEMENT (this "Agreement"), dated as of May 6, 2004, is entered into by and between OVERSTOCK.COM, INC., a Delaware corporation (the "Pledgor"), and WELLS FARGO FOOTHILL, INC., a California corporation, as lender (the "Lender") under the Loan Agreement (as hereinafter defined).

PRELIMINARY STATEMENTS

        (1)   The Pledgor has entered into a Loan and Security Agreement, dated as of May 6, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the Lender.

        (2)   It is a condition precedent to the making of the initial Advance by the Lender under the Loan Agreement (or any other extension of credit provided for thereunder) that the Pledgor shall have granted the security interests contemplated by this Agreement.

        NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the initial Advance (or otherwise extend credit) under the Loan Agreement, and subject to the terms of the Loan Agreement, the Pledgor hereby agrees with the Lender for its benefit and the benefit of its Affiliates (the Lender and its Affiliates collectively referred to herein as the "Secured Parties") as follows:

        1.     Defined Terms. Capitalized terms that are not otherwise defined in this Agreement shall have the respective meanings ascribed to them in the Loan Agreement, and the rules of construction set forth in Section 1.4 of the Loan Agreement shall apply hereto. The following terms shall have the following meanings:

        "Collateral" means the Pledged Securities and all Proceeds thereof.

        "Initial Pledged Notes" mean the notes, if any, specified on Schedule 1 attached hereto.

        "Initial Pledged Stock" means all of the shares of capital Stock or other securities or equity interests owned directly by the Pledgor and listed on Schedule 2 attached hereto.

        "Legal Requirements" means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over the Pledgor in effect either at the time of execution of this Agreement or at any time during the term hereof.

        "Pledged Notes" means the Initial Pledged Notes and all other promissory notes, instruments or chattel paper pledged pursuant to Section 5(d).

        "Pledged Securities" means, collectively, the Pledged Notes and the Pledged Stock.

        "Pledged Stock" means the Initial Pledged Stock and all other shares of capital Stock or other securities or equity interests pledged pursuant to Section 5(c)(ii), subject to the limitations set forth in Section 2(b) with respect to Controlled Foreign Corporations.

        "Proceeds" means all "proceeds" as such term is defined in Section 9102(a)(64) of the Code on the date hereof and, in any event, shall include all dividends or other income from the Pledged Securities and any and all collections on the foregoing or distributions with respect to the foregoing.

        2.     Pledge; Grant of Security Interest. (a) The Pledgor hereby pledges and grants to the Lender for its benefit and the ratable benefit of the other Secured Parties a continuing security interest in all of the Pledgor's right, title and interest in the Collateral, as collateral security for (i) the prompt payment and performance of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and (ii) prompt payment and performance by the Pledgor of each of its obligations, covenants and duties now or hereafter existing under this Agreement and the other Loan Documents to which it is a party (collectively, the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Secured Party or the Pledgor.

        (b)   Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and the Pledgor shall not be deemed to have granted a security interest in, any of the Pledgor's right, title or interest in any of the outstanding capital Stock of or other ownership interests in a Controlled Foreign Corporation (as defined below) in excess of 65% of the voting power of all classes of capital stock or other ownership interests in such Controlled Foreign Corporation entitled to vote; provided that (i) immediately upon the amendment of the IRC to allow the pledge of a greater percentage of the voting power of capital Stock of or other ownership interests in a Controlled Foreign Corporation without adverse tax consequences, the Collateral shall include, and the Pledgor shall be deemed to have granted a security interest in, such greater percentage of the capital Stock of or other ownership interests in each Controlled Foreign Corporation; and (ii) if no adverse tax consequences to the Pledgor shall arise or exist in connection with the pledge of the capital Stock of or other ownership interests in any Controlled Foreign Corporation, the Collateral shall include, and the Pledgor shall be deemed to have granted a security interest in, such capital Stock or other ownership interest in such Controlled Foreign Corporation. As used herein, "Controlled Foreign Corporation" shall mean a "controlled foreign corporation" as defined in the IRC.

        3.     Delivery of Certificates and Pledged Notes; Stock Powers; Indorsements. On the Closing Date, the Pledgor shall deliver to the Lender (a) the certificates representing the shares of the Initial Pledged Stock, together with an undated stock power covering each such certificate, duly executed in blank, and (b) the Initial Pledged Notes, together with an undated instrument of transfer or assignment covering each such Initial Pledged Note, duly executed in blank.

        4.     Representations and Warranties. The Pledgor represents and warrants to the Secured Parties as to the Pledgor and its Collateral that:

        (a)   the Pledgor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and qualified to do business in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a Material Adverse Change; has all necessary rights, franchises and privileges and corporate power and authority to execute, deliver and perform this Agreement and to conduct its business as currently conducted; and has taken all necessary action to execute, deliver and perform this Agreement;

        (b)   this Agreement has been duly executed and delivered by the Pledgor and when executed and delivered constitutes the legally valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by equitable principles;

        (c)   no security agreement, effective financing statement or other instrument similar in effect covering all or any part of the Collateral, that has not been terminated or released, is on file in any recording office in any jurisdiction, except such as may have been filed in favor of the Lender relating to this Agreement or any other Loan Document, and the Pledgor has not consented to the filing of financing or continuation statements covering all or part of the Collateral under the Code or any other applicable procedure, regulation or law of any foreign jurisdiction; and no control agreements exist with respect to any Collateral other than control agreements in favor of the Lender;

        (d)   the Pledgor's shares of Pledged Stock constitute all of the issued and outstanding shares of all classes of capital Stock of Subsidiaries of the Pledgor owned by it, subject to the limitations set forth in Section 2(b) with respect to any Controlled Foreign Corporations;

        (e)   all of its shares of Pledged Stock have been (or upon issuance will be) duly authorized and validly issued and are and will be fully paid and nonassessable;

        (f)    there are no shareholders, partners or members agreements, voting trusts, proxy agreements or other agreements or understandings which affect or relate to the voting or giving of written consents with respect to any of the Pledged Stock;

        (g)   there are no restrictions on the transferability of the Collateral to the Lender or with respect to the foreclosure, transfer or disposition thereof by the Lender;

        (h)   the Pledgor is the record and beneficial owner of, and has good title to, its Pledged Securities, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Agreement and the other Loan Documents;

        (i)    no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other third party, as applicable, is required either (i) for the grant by the Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Code;

        (j)    upon delivery of (i) the certificates representing any shares of Pledged Stock of the Pledgor, together with an undated stock power covering each such certificate, duly executed in blank to the Lender, and (ii) any Pledged Notes of the Pledgor, together with an undated instrument of transfer or assignment covering each such Pledged Note, duly executed in blank to the Lender, the Lien granted pursuant to this Agreement will constitute a valid, perfected, senior, first priority Lien on such Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or equitable principles;

        (k)   there is no default, breach, violation or event of acceleration existing under the Pledged Notes and no event has occurred or circumstance exists which, with the passage of time or the giving of notice, or both, would constitute a default, breach, violation or event of acceleration under the Pledged Notes, and the Pledgor has not waived any default, breach, violation or event of acceleration under the Pledged Notes; and

        (l)    the proceeds of the loans evidenced by the Pledged Notes have been fully disbursed and the Pledgor has no obligation to make any future advances or other disbursements under or in respect of the Pledged Notes.

        5.     Covenants. The Pledgor covenants and agrees with the Lender that, from and after the date of this Agreement until all of the Secured Obligations are indefeasibly paid in full in cash and the Loan Agreement is terminated:

        (a)   If the Pledgor shall, as a result of its ownership of the Collateral, become entitled to receive or shall receive any Stock certificate (including any certificate representing a Stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), promissory note or other instrument, option or right, whether in addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Lender, hold the same in trust for the Lender, on behalf of the Secured Parties, and deliver the same forthwith to the Lender, in the exact form received, duly endorsed by the Pledgor, if required, together with an undated stock power or endorsement, as appropriate, covering such certificate, note or instrument duly executed in blank by the Pledgor and with, if the Lender so requests, signature guarantees, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Secured Obligations, subject to the limitations set forth in Section 2(b) with respect to any Controlled Foreign Corporations. Any sums paid upon or in respect of the Collateral upon the liquidation, sale or dissolution of a Subsidiary of the Pledgor shall be paid over by the Pledgor to the Lender, on behalf of the Secured Parties, to be held as additional collateral security for the Secured Obligations, and, in case any distribution of capital shall be made on or in respect of the Collateral or any property shall be distributed upon or with respect to the Collateral pursuant to the recapitalization or reclassification of the capital of any such Subsidiary or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Lender, on behalf of the Secured Parties, to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Collateral shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

        (b)   Except as expressly permitted by the Loan Agreement, the Pledgor will not (i) vote to enable, or take any other action to permit, the Pledgor's Subsidiaries to issue any Stock or other equity securities or equity interests of any nature or to issue any other securities or equity interests convertible into or granting the right to purchase or exchange for any Stock or other equity securities or equity interests of any nature of the Pledgor's Subsidiaries, unless such additional securities or equity interests are pledged to the Lender, on behalf of the Secured Parties, pursuant to the terms of this Agreement, (ii) enter into any shareholders, partners or members agreement, voting trust, proxy agreement or other agreement or understanding which affects or relates to the voting or giving of written consents with respect to any of the Pledged Securities, (iii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iv) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement and the other Loan Documents. The Pledgor will defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all Persons whomsoever.

        (c)   The Pledgor shall (i) not permit its Subsidiaries to issue any Stock or other securities or equity interests in addition to or in substitution for the Pledged Stock issued by its Subsidiaries, except to the Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Stock or other securities or equity interests of the Pledgor's Subsidiaries to the Lender, on behalf of the Secured Parties, and deliver to Lender immediately thereafter the certificates representing such shares, together with an undated stock power covering each such certificate duly executed in blank, subject to the limitations set forth in Section 2(b) with respect to any Controlled Foreign Corporations.

        (d)   At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Pledgor, promptly and duly execute and deliver such further instruments and documents and take such further actions as any Secured Party may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. Without limiting the generality of the foregoing, upon request of the Lender, the Pledgor shall cause certificates to be issued in respect of any uncertificated Pledged Stock. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Lender, on behalf of the Secured Parties, duly endorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

        (e)   The Pledgor agrees to pay, and to save the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

        (f)    The Pledgor will not vote to enable or take any other action to amend or terminate, or waive compliance with any of the terms of, any partnership agreement, operating agreement or Governing Documents in any way that materially changes the rights of the Pledgor with respect to any Pledged Securities in a manner adverse to the Secured Parties or that adversely affects the validity, perfection or priority of the Lender's security interest therein.

        (g)   The Pledgor will not waive or release any obligation of any party to the Pledged Notes without the prior written consent of the Lender.

        (h)   The Pledgor will not take or omit to take any action or suffer or permit any action to be omitted or taken, the taking or omission of which could reasonably be expected to result in any right of offset against sums payable under the Pledged Notes.

        (i)    The Pledgor shall give the Lender copies of all material notices (including notices of default) given or received with respect to the Pledged Notes promptly after giving or receiving such notices.

        (j)    Without Lender's prior written consent, the Pledgor shall not, and shall not agree to, assign or surrender its rights and interests under the Pledged Notes nor terminate, cancel, modify, change, supplement or amend the Pledged Notes; and the Pledgor hereby expressly releases, relinquishes and surrenders to Lender all its right, power and authority to terminate, cancel, modify, change, supplement or amend the Pledged Notes.

        6.     Cash Dividends; Voting Rights; Interest Payments. To the extent permitted under the Loan Agreement, unless an Event of Default shall have occurred and be continuing and the Lender shall (unless such Event of Default is an Event of Default specified in Sections 8.4 or 8.5 of the Loan Agreement, in which case no such notice need be given) have given notice to the Pledgor of the intent by the Lender to exercise its rights pursuant to Section 7, the Pledgor shall be permitted to receive all cash dividends or distributions in respect of the Pledged Stock and to exercise all voting and corporate rights or membership rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate rights or membership rights exercised or other action taken which could reasonably be expected to impair the Collateral in any manner or which would be inconsistent with or result in any violation of any provision of the Loan Agreement or any of the other Loan Documents. The Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor, at the sole expense of the Pledgor, all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling them to exercise the voting and other consensual rights that they are entitled to exercise pursuant to this paragraph and to receive the dividends, distributions or interest payments that they are authorized to receive and retain pursuant to this Section.

        7.     Rights of the Secured Parties. (a) If an Event of Default shall occur and be continuing and the Lender shall (unless such Event of Default is an Event of Default specified in Sections 8.4 or 8.5 of the Loan Agreement, in which case no such notice need be given) have given notice of its intent to exercise its rights hereunder to the Pledgor, then: (i) all rights of the Pledgor (A) to exercise or refrain from exercising the voting and other consensual rights that they would otherwise be entitled to exercise pursuant to Section 6 shall, upon written notice to the Pledgor by the Lender, cease and (B) to receive the dividends, distributions and interest payments that they would otherwise be authorized to receive and retain pursuant to Section 6 shall automatically cease; (ii) all dividends, distributions and interest payments that are received by the Pledgor contrary to the provisions of subsection (i) shall be received in trust for the Lender, on behalf of the Secured Parties, shall be segregated from other property and funds of the Pledgor and shall be forthwith paid over to the Lender, on behalf of the Secured Parties, in the same form as so received (with any necessary endorsement); (iii) the Lender shall have the right to receive any and all cash dividends, interest or other income paid in respect of the Pledged Securities and make application thereof to the Secured Obligations as provided in Section 2.4(b) of the Loan Agreement; and (iv) all shares of the Pledged Stock shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise: (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Pledgor's Subsidiaries or otherwise; and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if the Lender was the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Pledgor's Subsidiaries, or upon the exercise by the Pledgor or the Lender, of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may reasonably determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        (b)   The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against the Pledgor or against any other Person which may be or become liable in respect of all or any part of the Secured Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. No Lender-Related Person shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except as finally determined by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of any Lender-Related Person), nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

        (c)   The Pledgor hereby irrevocably appoints the Lender the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, upon the occurrence and during the continuation of an Event of Default to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including:

          (i)    to ask for, demand, collect, sue for, recover, compromise, receive and give acquittances and receipts for moneys due and to become due under or in respect of the Pledged Securities;

          (ii)   to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) above; and

          (iii)  to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable to enforce compliance with the rights of the Lender with respect to any Pledged Securities.

        8.     Remedies. If any Event of Default shall have occurred and be continuing, the Lender, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other Loan Documents, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived, to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market at any exchange or broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in such Pledged Stock by the Pledgor, which right or equity is hereby waived or released. The Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including reasonable attorneys' fees and disbursements of counsel to the Lender, in accordance with Section 2.4(b) of the Loan Agreement and only after such application and after the payment by the Lender of any other amount required by any provision of applicable law, including Section 9610(a) of the Code, need the Lender account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Lender arising out of the lawful exercise by it of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.

        9.     Registration Rights; Private Sales. (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8, and if in the Lender's Permitted Discretion, it is reasonably necessary or advisable to have the Pledged Stock (or that portion thereof to be sold) registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will: (i) use its reasonable best efforts to execute and deliver, and cause the directors and officers of the Pledgor to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the Lender's Permitted Discretion, reasonably necessary or advisable to register the Pledged Stock or that portion thereof to be sold, under the provisions of the Securities Act; (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of at least one year from the date of the first public offering of the Pledged Stock or that portion thereof to be sold; and (iii) make all amendments thereto and/or to the related prospectus that, in the Lender's Permitted Discretion, are reasonably necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto. The Pledgor shall comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions that the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act.

        (b)   The Pledgor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obliged to agree, among other things, to acquire such securities or equity interests for its own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Pledgor to register such securities or equity interests for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

        (c)   The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 9 valid and binding and in compliance with any and all other applicable Legal Requirements. The Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to the Secured Parties, that the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees, to the fullest extent permitted by applicable law, not to assert any defenses against an action for specific performance of such covenants.

        (d)   The Lender, on behalf of the Secured Parties, is authorized, in connection with the sale of any Pledged Stock pursuant to Section 8, to deliver or otherwise disclose to any prospective purchaser of the Pledged Stock: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to this Section 9, (ii) any information and projections provided to it pursuant to this Section 9 and (iii) any other information in its possession relating to the Pledged Stock.

        10.   Regulatory Matters. (a) The Pledgor shall take all action that the Lender may reasonably request in the exercise of its rights and remedies hereunder, which includes the right to require the Pledgor to transfer or assign the Pledged Stock to any party or parties. In furtherance of this right, the Pledgor shall: (i) cooperate with the Lender in obtaining all approvals and consents from each Governmental Authority that any of the Secured Parties may deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Stock and (ii) prepare, execute and file with any Governmental Authority any application, request for consent, certificate or instrument that the Lender may deem necessary or advisable to accomplish any such transfer or assignment of any part of the Pledged Stock. If the Pledgor fails to execute such applications, requests for consent, certificates or instruments, the clerk of any court that has jurisdiction over the Loan Documents may execute and file the same on behalf of the Pledgor.

        (b)   To enforce the provisions of this Section 10, the Lender, on behalf of the Secured Parties, is authorized, to the extent permitted by applicable law, to request the consent or approval of any Governmental Authority to a voluntary or an involuntary transfer of control of the Pledgor. In connection with the exercise of its remedies under this Agreement, the Lender, on behalf of the Secured Parties, may obtain the appointment of a trustee or receiver to assume, upon receipt of all necessary judicial or other Governmental Authority consents or approvals, control of the Pledgor's Subsidiaries. Such trustee or receiver shall have all rights and powers provided to it by applicable law or by court order or provided to the Lender under this Agreement.

        (c)   The Pledgor acknowledges that the approval of each appropriate Governmental Authority to the transfer of control of the Pledgor may be required, that the ownership thereof is integral to the Lender's realization of the value of such Pledged Stock, on behalf of the Secured Parties, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section 10 and that such failure could not be adequately compensable in damages and, therefore, the Pledgor agrees that the provisions of this Section 10 may be specifically enforced.

        11.   Limitation on Duties Regarding Collateral. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the Code or otherwise, shall be to deal with it in the same manner as the Lender deals with similar securities, equity interests and property for its own account. No Lender-Related Person shall be: (a) liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so (except as finally determined by a court of competent jurisdiction to have arisen solely from the gross negligence or willful misconduct of any Lender-Related Person) or (b) under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor.

        12.   Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

        13.   Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        14.   Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        15.   Indemnity and Expenses.

        (a)   The Pledgor agrees to indemnify the Lender-Related Persons (each, an "Indemnified Party") from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from an Indemnified Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

        (b)   The Pledgor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that any Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Secured Parties hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

        16.   No Waiver; Cumulative Remedies. No Secured Party shall by any act (except pursuant to Section 17) be deemed to have waived any right or remedy hereunder. No failure to exercise, nor any delay in exercising, on the part of any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        17.   Waivers and Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and, in the case of an amendment, by the Lender and the Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        18.   Continuing Security Interest; Assignments Under the Loan Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of the payment in full in cash of all of the Secured Obligations and the effective date of termination or expiration of the Loan Agreement, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender, its Affiliates and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), each Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as provided in Section 14of the Loan Agreement.

        19.   Notices. Any communications between the parties hereto or notices provided herein to be given shall be sent in accordance with the provisions of, and to the addresses set forth in, Section 12 of the Loan Agreement.

        20.   GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        21.   SUBMISSION TO JURISDICTION; WAIVERS. (a) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE THE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE PLEDGOR, THE LENDER AND (BY THEIR ACCEPTANCE HEREOF) THE OTHER SECURED PARTIES WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 21.

        (b)   THE PLEDGOR, THE LENDER AND (BY THEIR ACCEPTANCE HEREOF) THE OTHER SECURED PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PLEDGOR, THE LENDER AND THE OTHER SECURED PARTIES REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        22.   Release or Termination.

        (a)   Upon the later of the payment in full in cash of all of the Secured Obligations and the effective date of termination or expiration of the Loan Agreement, the security interest granted hereby shall terminate and all rights to the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof shall revert to the Pledgor. Upon any such termination, the Lender will, at the Pledgor's sole expense, promptly redeliver to the Pledgor any of the Collateral in the Lender's possession and authorize, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

        (b)   To the extent that any Pledged Securities are sold or disposed of and such sale or disposition is expressly permitted by the Loan Agreement, then, upon the application of the proceeds of such sale or disposition in accordance with Section 2.4 of the Loan Agreement, the Lender will, at the Pledgor's sole expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such Pledged Securities from the pledge and security interest granted hereby, subject to Section 16.12 of the Loan Agreement.

        23.   Supplement to Loan Agreement. The terms and provisions of this Agreement are intended as a supplement to the terms and provisions of the Loan Agreement. The Pledgor acknowledges that the rights and remedies of the Secured Parties are more fully set forth in the Loan Agreement and the other Loan Documents and all such rights and remedies are cumulative.

        24.   Integration. This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the subject matter contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

PLEDGOR:
OVERSTOCK.COM, INC., a Delaware corporation, as Pledgor
By:	/s/ DAVID K. CHIDESTER
Name:	David K. Chidester
Title:	Vice President, Finance
LENDER:
Agreed and consented to as of the date first above written:
WELLS FARGO FOOTHILL, INC., a California corporation, as Lender
By:	/s/ CHARLES W. KIM
Name:	Charles W. Kim
Title:	Vice President

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SECURITIES PLEDGE AGREEMENT